COMMITMENTS AND CONTINGENCIES - Purchase commitment (Details) - Purchase commitment related to vehicles, research and development services and other operating expenses $ in Thousands	Jun. 30, 2025 USD ($)
COMMITMENTS AND CONTINGENCIES
Less than one year	$ 100,716
More than one year	877
Total	$ 101,593